UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Chile Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1 - Reports to Stockholders.

Aberdeen Chile Fund, Inc. (CH)

Semi-Annual Report

June 30, 2016

Aberdeen

Simply asset management.

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced January 1, 2016 through the distributions paid on June 30, 2016, consisted of 42% net investment income and 58% return of capital.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2017, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2016 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Chile Fund, Inc. for the six-month period ended June 30, 2016. The Fund’s principal investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

NAV Total Return Performance

For the six-month period ended June 30, 2016, the total return to shareholders of the Fund, based on the net asset value (“NAV”), net of fees, of the Fund was 16.0%, assuming reinvestment of dividends and distributions, versus a return of 16.1% for the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Chile Index (“MSCI Chile Index”)1. The Fund’s total return for the six-month period ended June 30, 2016 is based on the reported NAV on the financial reporting period end.

Share Price Total Return Performance & Discount

For the six-month period ended June 30, 2016, based on market price of the Fund’s shares, the Fund’s total return was 17.2%, assuming reinvestment of dividends and distributions. The market price of the Fund’s shares increased 12.0% over the six-month period from $5.58 on December 31, 2015 to $6.25 on June 30, 2016. The Fund’s share price on June 30, 2016 represented a discount of 12.6% to the NAV per share of $7.15 on that date, compared with a discount of 13.5% to the NAV per share of $6.45 on December 31, 2015.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate that is a percentage of the rolling average of the Fund’s prior four quarter-end NAVs. In September 2015, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 8% for the 12-month period commencing with the distribution payable in September 2015. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. On June 30, 2016, the Fund paid a distribution of USD $0.14 per share to all shareholders of record as of June 20, 2016.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a certain discount to the NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended June 30, 2016 and the fiscal year ended December 31, 2015, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

All amounts are U.S. Dollars unless otherwise stated.

1                    The MSCI Chile Index is designed to measure the performance of the large and mid cap segments of the Chilean market. With 20 constituents, the index covers approximately 85% of the Chile equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

Aberdeen Chile Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeench.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact us

•               Visit us: cef.aberdeen-asset.us or www.aberdeench.com;

•               Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•               Email us: InvestorRelations@aberdeen-asset.com; or

•               Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

2	Aberdeen Chile Fund, Inc.

Report of the Investment Adviser (unaudited)

Market/economic review

Chilean equities, as measured by the benchmark Morgan Stanley Capital International (MSCI) Chile Index,1 rose by 16.1% over the six-month period ended June 30, 2016, outperforming the 6.61% return of the broader emerging markets, as measured by the MSCI Emerging Markets (EM) Index, but lagging the 25.75% gain of the MSCI EM Latin America Index. Despite a moderate decline at the start of the year, investors’ risk appetite picked up over the remainder of the period. Most helpful for Chile was the rally in the copper price towards the end of the period, amid speculation that China’s central bank would do more to stimulate economic growth. The U.S. Federal Reserve’s newly-cautious tone on interest rates resulted in U.S. dollar weakness, which had a positive impact on the Chilean peso. Domestic politics continued to focus on President Michelle Bachelet’s reform efforts, with mixed results. Key aspects of the labor reform bill were deemed unconstitutional by a top court, and the government conceded that its initial attempt at education reform was overly ambitious. On the economic front, first-quarter 2016 gross domestic product (GDP) growth came in at a better-than-expected 2% on the back of increases in investments and exports. However, the Chilean central bank trimmed its outlook for the full year, emphasizing that business sentiment remained weak and unemployment was rising.

Fund performance review

As discussed in the Letter to Shareholders, the Fund posted a positive return for the reporting period, but modestly underperformed its benchmark, the MSCI Chile Index. Overall positive stock selection outweighed negative asset allocation.

At the sector level, the Fund’s overweight versus the benchmark to financials, specifically the real estate sector, was a key contributor to the relative performance for the reporting period. Parque Arauco’s shares rallied following a successful capital-raising in March to fund a development pipeline across the Andean region. The Fund’s underweight to the materials sector also benefited performance, as shares of pulp and paper companies CMPC and Copec suffered from depressed pulp prices. Domestic electricity generator Endesa Chile’s shares fell following news of its restructuring; consequently, the Fund’s underweight in the company also contributed to performance.

Conversely, the Fund’s underweight allocation to Cencosud hurt the relative performance for the reporting period, as the retailer’s stock price rebounded on the back of an improved outlook in Argentina. Wine-maker Concha y Toro was hampered by worries about the strengthening Chilean peso’s impact on exports, as well as the results of the “Brexit”2 vote. Additionally, the Fund’s lack of exposure to transportation stocks, particularly Latam Airlines, detracted from performance. The airline’s share price rose on the back of its exposure to Brazil, driven by political developments and an improved operational outlook.

We consider absolute return to be of the utmost importance over the long term, and we are benchmark-aware, but not benchmark-driven. We do not equate the quality of a company with either market capitalization size or index membership. Therefore, indices do not necessarily serve as a starting point for our portfolio construction, and we are comfortable taking positions that differ from the benchmark.

Outlook

Latin America and emerging markets as a whole, with the notable exception of Eastern Europe, have not been at the center of Brexit-related volatility, and have been among the most resilient following the Brexit referendum result. With global interest rates now expected to remain lower for longer, and predictions for fresh stimulus in Europe and China boosting metals prices, we believe that Chilean equities are likely to benefit in the near term. Domestically, as President Bachelet’s approval ratings wane and in view of local elections later this year and a presidential election in late 2017, she appears to be reconfiguring her reform priorities towards economic growth and productivity. Demographics, especially a burgeoning middle class, continue to serve as the compelling growth engine driving possibilities for businesses in Chile, in our view. We remain focused on picking and holding stocks that we feel have good fundamentals, and we are taking advantage of volatility to add to our preferred companies at what we believe are attractive valuations, or trim those that appear overvalued.

Aberdeen Asset Managers Limited

1                  Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

2                  Brexit” is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum approved by British voters to exit the European Union.

Aberdeen Chile Fund, Inc.	3

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Chile Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of June 30, 2016.

	1 Year	3 Years	5 Years	10 Years

Net Asset Value (NAV)	3.2%	-8.4%	-9.2%	4.5%
Market Value	-3.0%	-13.6%	-12.5%	2.8%
MSCI Chile Index	-0.6%	-9.3%	-10.5%	4.8%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeench.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended June 30, 2016 was 2.37%. The annualized net operating expense ratio, net of fee waivers, based on the six-month period ended June 30, 2016 was 2.13%.

4	Aberdeen Chile Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. As of June 30, 2016, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS Sectors, are comprised of several industries. As of June 30, 2016, the Fund held 99.5% of its net assets in equities, 0.1% in rights and 0.4% in other assets in excess of liabilities.

Sector Allocation	As a Percentage of Net Assets

Financials	23.2%
Consumer Staples	22.9%
Utilities	15.4%
Consumer Discretionary	13.0%
Energy	7.5%
Materials	7.5%
Information Technology	4.7%
Telecommunication Services	2.9%
Health Care	2.5%
Other Assets in Excess of Liabilities	0.4%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2016:

Name of Security	As a Percentage of Net Assets

S.A.C.I. Falabella	10.8%
Banco Santander Chile	9.2%
Empresas COPEC SA	7.5%
Parque Arauco SA	6.6%
Enersis Americas SA	5.7%
Embotelladora Andina SA, Class A	5.5%
Banco de Chile	5.0%
Cia Cervecerias Unidas SA	5.0%
Sonda SA	4.7%
Cencosud SA	4.3%

Aberdeen Chile Fund, Inc.	5

Portfolio of Investments (unaudited)

As of June 30, 2016

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—99.6%
COMMON STOCKS—94.9%
BANKS—16.6%
31,573,455	Banco de Chile	$ 3,376,422
37,461	Banco de Credito e Inversiones	1,623,805
126,840,487	Banco Santander Chile	6,130,504
		11,130,731
BEVERAGES—18.6%
285,283	Cia Cervecerias Unidas SA	3,342,579
1,658,732	Coca-Cola Embonor SA, Class A(a)(b)(c)	2,706,600
1,165,161	Embotelladora Andina SA(b)	3,696,828
1,743,000	Vina Concha y Toro SA	2,751,932
		12,497,939
ELECTRIC UTILITIES—9.7%
22,390,000	Enersis Americas SA	3,837,464
22,390,000	Enersis Chile SA	2,638,595
		6,476,059
FOOD & STAPLES RETAILING—4.3%
1,022,750	Cencosud SA	2,914,615
HEALTH CARE PROVIDERS & SERVICES—2.5%
921,977	Banmedica SA	1,671,573
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.8%
1,365,500	Empresa Nacional de Electricidad SA	1,262,604
1,365,500	Endesa Americas SA	629,239
		1,891,843
INFORMATION TECHNOLOGY SERVICES—4.7%
1,745,000	Sonda SA	3,176,922
MULTILINE RETAIL—10.8%
951,583	S.A.C.I. Falabella	7,243,173
OIL, GAS & CONSUMABLE FUELS—7.5%
573,139	Empresas COPEC SA	5,022,408
PAPER & FOREST PRODUCTS—2.9%
944,380	Empresas CMPC SA	1,956,320
REAL ESTATE MANAGEMENT & DEVELOPMENT—6.6%
2,200,000	Parque Arauco SA	4,444,041
TEXTILES, APPAREL & LUXURY GOODS—2.2%
491,000	Forus SA	1,483,664
WATER UTILITIES—2.9%
1,217,500	Inversiones Aguas Metropolitanas SA	1,938,803
WIRELESS TELECOMMUNICATION SERVICES—2.8%
203,500	ENTEL Chile SA	1,844,759
	Total Common Stocks	63,692,850

6	Aberdeen Chile Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2016

Shares	Description	Value (US$)

PREFERRED STOCKS—4.6%
CHEMICALS—4.6%
89,150	Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares	$ 2,203,788
34,500	Sociedad Quimica y Minera de Chile SA, Class B, Preferred Shares	854,427
		3,058,215
	Total Preferred Stocks	3,058,215
RIGHTS—0.1%
WIRELESS TELECOMMUNICATION SERVICES—0.1%
55,765	Empresa Nacional de Telecomunicaciones SA(d)	53,922
	Total Rights	53,922
	Total Long-Term Investments—99.6% (cost $56,766,126)	66,804,987
	Total Investments—99.6% (cost $56,766,126)(e)	66,804,987
	Other Assets in Excess of Liabilities—0.4%	271,616
	Net Assets—100.0%	$67,076,603

(a)  Illiquid security.

(b)  This share class contains full voting rights and no preference on dividends. The two share classes of this company are formally labeled as preferred.

(c)  Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(d)  Non-income producing security.

(e)  See accompanying Notes to Portfolio of Investments for tax unrealized appreciation/depreciation of securities.

ADR  American Depositary Receipt

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	7

Statement of Assets and Liabilities (unaudited)

As of June 30, 2016

Assets
Investments, at value (cost $56,766,126)	$ 66,804,987
Foreign currency, at value (cost $1,737,549)	1,784,541
Dividends receivable	27,860
Total assets	68,617,388
Liabilities
Due to custodian	1,143,132
Investment advisory fees payable (Note 3)	140,641
Chilean repatriation taxes (Note 2)	90,056
Administration fee payable (Note 3)	40,593
Director fees payable	18,520
Investor relations fees payable (Note 3)	7,928
Other accrued expenses	99,915
Total liabilities	1,540,785

Net Assets	$ 67,076,603
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 9,387
Paid-in capital in excess of par	59,559,477
Distributions in excess of net investment income	(3,000,202)
Accumulated net realized gain from investment and foreign currency transactions	452,784
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	10,055,157
Net Assets	$ 67,076,603
Net asset value per share based on 9,386,497 shares issued and outstanding	$ 7.15

See Notes to Financial Statements.

8	Aberdeen Chile Fund, Inc.

Statement of Operations

For the Six-Month Period Ended June 30, 2016 (unaudited)

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $11,498)	$ 1,703,231
Total Investment Income	1,703,231
Expenses
Investment advisory fee (Note 3)	326,953
Administration fee (Note 3)	75,557
Chilean repatriation taxes (Note 2)	72,641
Directors’ fees and expenses	64,221
Independent auditors’ fees and expenses	44,336
Custodian’s fees and expenses	41,886
Investor relations fees and expenses (Note 3)	31,877
Reports to shareholders and proxy solicitation	31,834
Legal fees and expenses	18,450
Transfer agent’s fees and expenses	13,666
Insurance expense	10,410
Miscellaneous	8,848
Total expenses	740,679
Less: Investor relations fee waiver (Note 3)	(16,001)
Less: Investment advisory fee waiver (Note 3)	(57,439)
Net expenses	667,239

Net Investment Income	1,035,992
Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions
Net realized gain/(loss) from:
Investment transactions	541,125
Foreign currency transactions	(37,340)
503,785
Net change in unrealized appreciation/(depreciation) on:
Investments (including $11,377 change in Chilean taxes on unrealized gains) (Note 2)	7,554,863
Foreign currency translation	54,078
7,608,941
Net realized and unrealized gain from investments and foreign currency related transactions	8,112,726
Net Increase in Net Assets Resulting from Operations	$ 9,148,718

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	9

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2016 (unaudited)	For the Year Ended December 31, 2015
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 1,035,992	$ 522,600
Net realized gain from investment and foreign currency related transactions	503,785	1,357,195
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	7,608,941	(12,410,377)
Net increase/(decrease) in net assets resulting from operations	9,148,718	(10,530,582)
Distributions to Shareholders from:
Net investment income	(2,628,219)	(332,136)
Net realized gains	—	(1,542,494)
Tax return of capital	—	(4,508,188)
Net decrease in net assets from distributions	(2,628,219)	(6,382,818)
Change in net assets resulting from operations	6,520,499	(16,913,400)
Net Assets:
Beginning of period	60,556,104	77,469,504
End of period (including distributions in excess of net investment income of ($3,000,202) and ($1,407,975), respectively)	$67,076,603	$60,556,104

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Chile Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30, 2016		For the Fiscal Years Ended December 31,
	(unaudited)		2015		2014		2013		2012	2011

PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$6.45		$8.25		$10.40		$15.05		$14.49	$22.05

Net investment income	0.11		0.06		0.03		0.06		0.13	0.16
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.87		(1.18)		(1.13)		(3.24)		2.02	(4.89)

Total from investment operations applicable to common shareholders	0.98		(1.12)		(1.10)		(3.18)		2.15	(4.73)

Dividends and distributions to common shareholders from:
Net investment income	(0.28)		(0.04)		(0.03)		(0.18)		(0.13)	(0.13)
Net realized gains	–		(0.16)		(0.86)		(1.23)		(1.47)	(2.75)
Tax return of capital	–		(0.48)		(0.16)		(0.06)		–	–

Total distributions	(0.28)		(0.68)		(1.05)		(1.47)		(1.60)	(2.88)

Impact of shelf offering	–		–		–		–		0.01	0.05

Net asset value per common share, end of period	$7.15		$6.45		$8.25		$10.40		$15.05	$14.49

Market value, end of period	$6.25		$5.58		$7.44		$10.55		$15.09	$15.04

Total Investment Return Based on(b):
Market value	17.24%		(16.68%	)	(21.25%	)	(21.99%	)	10.74%	(22.72% )
Net asset value	16.04%		(13.14%	)(c)	(11.42%	)(c)	(22.89%	)(c)	14.64% (c)	(23.45% )

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$67,077		$60,556		$77,470		$97,629		$141,305	$134,469
Average net assets applicable to common shareholders (000 omitted)	$62,913		$71,342		$89,231		$125,669		$145,864	$153,354
Net operating expenses, net of fee waivers(d)	2.13%	(e)	2.13%		2.58%	(f)	1.91%		1.75%	1.86%
Net operating expenses, excluding fee waivers(d)	2.37%	(e)	2.36%		2.78%	(f)	2.09%		1.97%	2.00%
Net operating expenses, excluding taxes net of fee waivers	1.90%	(e)	1.86%		2.29%	(f)	1.67%		1.50%	1.60%
Net investment income	3.31%	(e)	0.73%		0.31%	(f)	0.43%		0.82%	0.88%
Portfolio turnover	1.67%		1.08%		5.71%		3.79%		7.68%	7.30%

(a)	Based on average shares outstanding.
(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(d)	Ratios include the effect of Chilean taxes.
(e)	Annualized.
(f)	In May 2014, upon the expiration of the 2011 shelf registration, the remaining prepaid offering costs associated with the shelf registration statement were expensed as a one-time expense.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	11

Notes to Financial Statements (unaudited)

June 30, 2016

1. Organization

Aberdeen Chile Fund, Inc. (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “CH”.

The Fund seeks total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

12	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2016

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Beverages	$9,791,339	$2,706,600	$–	$12,497,939
Other	54,253,126	–	–	54,253,126
Rights	53,922	–	–	53,922
Total	$64,098,387	$2,706,600	$–	$66,804,987

Amounts listed as “-” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the six-month period ended June 30, 2016, there were no transfers between Levels 1, 2 or 3. For the six-month period ended June 30, 2016, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreements, see the Portfolio of Investments. As of June 30, 2016, the Fund was not invested in repurchase agreements.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)             market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)          purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Aberdeen Chile Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

June 30, 2016

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

f. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and qualified late year loss deferrals.

g. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

h. Foreign Withholding Tax:

Income received by the Fund from sources within Chile and other foreign countries may be subject to withholding and other taxes imposed by Chile and such other countries. The Fund incurs foreign Chilean taxes on income as well as realized gains generated from Chilean securities where there is no Chilean market presence. For the six-month period ended June 30, 2016, the Fund incurred $72,641 of such expense. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. For the six-month period ended June 30, 2016, the Fund accrued $30,673 of such expense.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.15% of amounts from $50-100 million, 1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million. AAML has also agreed to contractually waive 0.21% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement is subject to approval by the Adviser and the Fund’s Board. For the six-month period ended June 30, 2016, AAML earned $326,953 for advisory services, of which AAML waived $57,439.

14	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2016

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, is the Fund’s administrator, pursuant to an Administration Agreement under which AAMI receives a fee from the Fund, computed monthly and payable quarterly, at an annual fee rate of 0.08% of the Fund’s average monthly net assets. For the six-month period ended June 30, 2016, AAMI earned $11,351 from the Fund for administration services.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid a fee out of the administration fee payable to AAMI, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). In addition, BTG Pactual Chile receives a supplemental administration fee, annual reimbursement of out of pocket expenses and an accounting fee from the Fund. For the six-month period ended June 30, 2016, the administration fees, supplemental administration fees and accounting fees earned by BTG Pactual Chile from the Fund amounted to $13,676, $46,694 and $3,836, respectively.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2016, the Fund incurred fees of approximately $31,692, of which AAMI waived $16,001, for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2016, 3,566 shares were purchased pursuant to the Directors’ compensation plan. As of June 30, 2016, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2016, were $1,052,525 and $3,835,088, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value common stock. As of June 30, 2016, there were 9,386,497 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2016 and the fiscal year ended December 31, 2015, the Fund did not repurchase shares through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation,

Aberdeen Chile Fund, Inc.	15

Notes to Financial Statements (unaudited) (concluded)

June 30, 2016

and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Chilean Markets:

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$56,766,126	$16,894,854	$(6,855,993)	$10,038,861

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2016.

16	Aberdeen Chile Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 24, 2016 at AAMI’s offices at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The description of the proposal and number of shares voted at the meeting are as follows:

1. To elect one director to serve as a Class II director for a three year term until his successor is duly elected and qualified:

	Votes For	Votes Against	Abstained
Lawrence J. Fox	6,880,293	235,377	141,373

Directors whose term of office continued beyond the meeting are as follows: Enrique R. Arzac, James J. Cattano, and Steven N. Rappaport. Effective March 24, 2016, Martin Torino retired from the Fund.

Aberdeen Chile Fund, Inc.	17

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Corporate Information

Directors	U.S. Administrator
Enrique R. Arzac, Chairman	Aberdeen Asset Management Inc.
James J. Cattano	1735 Market Street, 32nd Floor
Lawrence J. Fox	Philadelphia, PA 19103
Steven N. Rappaport
Chilean Administrator
Officers	BTG Pactual Chile S.A.
Christian Pittard, President	Administradora de Fondos de Iversion de Capital Extranjero
Jeffrey Cotton, Vice President and Chief Compliance Officer	AV. Apoguindo 3721, Piso 19
Andrea Melia, Treasurer and Chief Financial Officer	Las Condes
Megan Kennedy, Vice President and Secretary	Santiago, Chile
Alan Goodson, Vice President
Bev Hendry, Vice President	Transfer Agent
Joanne Irvine, Vice President	Computershare Trust Company, N.A.
Devan Kaloo, Vice President	P.O. Box 30170
Jennifer Nichols, Vice President	College Station, TX 77842-3170
Nick Robinson, Vice President
Lucia Sitar, Vice President	Independent Registered Public Accounting Firm
Hugh Young, Vice President	PricewaterhouseCoopers LLP
Sharon Ferrari, Assistant Treasurer	2001 Market Street
Heather Hasson, Assistant Secretary	Philadelphia, PA 19103

Investment Adviser	Legal Counsel
Aberdeen Asset Managers Limited	Willkie Farr & Gallagher LLP
Bow Bells House	787 Seventh Avenue
1 Bread Street	New York, NY 10019
London, United Kingdom
EC4M 9HH	Investor Relations
Aberdeen Asset Management Inc.
Custodian	1735 Market Street, 32nd Floor
State Street Bank and Trust Co.	Philadelphia, PA 19103
1 Iron Street, 5th Floor	1-800-522-5465
Boston, MA 02110	InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying financial statements as of June 30, 2016 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Chile Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “CH”. Information about the Fund’s net asset value and market price is available at www.aberdeench.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Chile Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. “Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

CH-SEMI-ANNUAL

Item 2 - Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 –          Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2016, there was a change to the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 4, 2016.

(a)(1) The information in the table below is as of September 2, 2016.

Individual & Position	Services Rendered	Past Business Experience
Eduardo Figueiredo Senior Investment Manager	Responsible for global emerging market equity portfolio management. Took over day-to-day operations from Fiona Manning and Nick Robinson; he joins Devan Kaloo, Brunella Isper and Joanne Irvine.

Currently an Investment Manager, on the Global Emerging Markets Equity Team. Prior to joining Aberdeen in February 2011, Mr.  Figueiredo worked for five years at Maua Sekular Investimentos, a Brazilian hedge fund. After his first 3 years as a trainee on the Operations, Macroeconomic Research and Equities trading areas he became an Equity Analyst Associate. Mr.  Figueiredo has a BA in Business Administration from Fundação Armando Alvares Penteado - FAAP, São Paulo. He is a CFA® Charterholder.

Peter Taylor Director – Head of Brazilian Equities

Responsible for investment management on the Global Emerging Markets Equity team and Director of Aberdeen’s operations in São Paulo, Brazil. Took over day-to-day operations from Fiona Manning and Nick Robinson; he joins Devan Kaloo, Brunella Isper and Joanne Irvine.

Currently Head of Brazilian Equities.  Mr. Taylor joined Aberdeen’s Asian Equities Team in Singapore in 2007 and transferred to London in 2011.  Previously, he was with the International Finance Corporation, where he worked on corporate governance and capital markets development for seven years from their Washington D.C. and Hong Kong offices.  Mr. Taylor graduated with a BA in Philosophy, Politics and Economics from Oxford University and an MA in International Economics and International Relations from The Johns Hopkins University, Washington D.C. Mr. Taylor is also a CFA Charterholder.

(a)(2)  The information in the table below is as of June 30, 2016.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Eduardo Figueiredo	Registered Investment Companies	12	$9,824.08	0	$0
	Pooled Investment Vehicles	27	$16,350.98	0	$0
	Other Accounts	58	$15,271.47	5	$1,420.38

Peter Taylor	Registered Investment Companies	12	$9,824.08	0	$0
	Pooled Investment Vehicles	27	$16,350.98	0	$0
	Other Accounts	58	$15,271.47	5	$1,420.38

Total assets are as of June 30, 2016 and have been translated to U.S. dollars at a rate of £1.00 = $1.34.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of June 30, 2016
Eduardo Figueiredo	None
Peter Taylor	None

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2016 through January 31, 2016	None	None	None	928,110
February 1, 2016 through February 29, 2016	None	None	None	928,110
March 1, 2016 through March 31, 2016	None	None	None	928,110
April 1, 2016 through April 30, 2016	None	None	None	928,110
May 1, 2016 through May 31, 2016	None	None	None	928,110
June 1, 2016 through June 30, 2016	None	None	None	928,110
Total	0	0	0	-

1 The program was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Not applicable

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Chile Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Chile Fund, Inc.

Date:	September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Chile Fund, Inc.

Date:	September 2, 2016

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Chile Fund, Inc.

Date:	September 2, 2016